UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Prudential Investment Portfolios 18
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PGIM JENNISON 20/20 FOCUS FUND

Your Vote Matters!

Take a moment to vote your proxy today.

PGIM INVESTMENTS

2021 Special Meeting Vote by April 12, 2021 Meeting Date: April 13, 2021

 Vote Now!

As an investor, you have the right to vote on important issues.

Make your voice heard now!

Ways to Vote

 Go to ProxyVote.com

 Call   1-800-690-6903

Control Number: 0123456789012345

Important Materials : Proxy Statement Prospectus Annual Report Semi-Annual

 Report Questions and Answers

For holders as of January 13, 2021

Why Should I Vote?

Make your voice heard on critical structural changes such as board elections, investment advisory changes, reorganizations and fund expenses. Be part of shaping tomorrow by voting today!

(c)1997-2021 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717

ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. All other registered marks belong to their respective owners.

Terms and Conditions | Privacy Statement